Transamerica Seriessm Transamerica Tribute(R)
                        Variable Universal Life Insurance
                                    Issued by
                 Transamerica Occidental Life Insurance Company
                             Separate Account VUL-1

                         Supplement Dated June 11, 1999

                                       To

                          Prospectus Dated May 1, 1999

The following information supplements the Prospectus. You should read it together with the Prospectus.

1. The second paragraph in the description of the The Fixed Income Portfolio of the Morgan Stanley Dean Witter Universal Funds, Inc., section on page 8 is changed to read:

     Adviser: Miller Anderson & Sherrerd, LLP. Management Fee: 0.40% of the first $500 million plus 0.35% of the next $500 million plus 0.30% of the assets over $1 billion.

2. The second paragraph in the description of the The High Yield Portfolio of the Morgan Stanley Dean Witter Universal Funds, Inc., section on page 8 is changed to read:

     Adviser: Miller Anderson & Sherrerd, LLP. Management Fee: 0.50% of the first $500 million plus 0.45% of the next $500 million plus 0.40% of the assets over $1 billion.

     3. The first paragraph of the Federal Tax Considerations section on page 36 is changed to read:

       The following description is a brief summary of some of the federal tax considerations for U.S. citizens and residents based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the policies. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the policy owner is a corporation. You should consult a qualified tax adviser to apply the law to your circumstances.

4.     The following new section, beginning on page 37 immediately following the
       Taxation  of  the  Policies   section,   is  added  to  the  Federal  Tax
       Considerations section:

       Withholding

       If all or part of a distribution from the policy is includible in gross income, the Code requires us to withhold federal income tax unless the policy owner elects, in writing, not to have tax withholding apply. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of the distribution is at least $200. Some states also require withholding for state income taxes.

       If payments are delivered to foreign countries, however, the tax withholding rate will generally be 10% unless you certify to us that you are not a U.S. person residing abroad or a "tax avoidance expatriate" as defined in Code Section 877. Such certification may result in withholding of federal income taxes at a different rate.